Exhibit 32(e)

                                 CERTIFICATION

                             18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


In connection with the accompanying Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended June 30, 2004, we, the undersigned, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of our individual knowledge and belief, that:

(1) such Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended June 30, 2004, which this statement accompanies, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in such Quarterly Report on Form 10-Q of Mississippi Power Company for the quarter ended June 30, 2004, fairly presents, in all material respects, the financial condition and results of operations of Mississippi Power Company.



                                                   /s/Anthony J. Topazi
                                                     Anthony J. Topazi
                                           President and Chief Executive Officer



                                                  /s/Michael W. Southern
                                                    Michael W. Southern
                                               Vice President, Treasurer and
                                                  Chief Financial Officer

Date:  August 5, 2004